                                                                     Exhibit 4.2

THIS CONVERTIBLE PROMISSORY NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.


                           CONVERTIBLE PROMISSORY NOTE


$3,600,000.00                                                   August 24, 2000
                                                             New York, New York


         For value received, WorldWide Web NetworX Corporation, a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay to the order of Blair Ventures-Fund I, Inc., 44 Wall Street, New York, NY 10005 (the "Lender"), subject to the provisions set forth in Sections 4 and 5, in lawful money of the United States of America and in immediately available funds, the principal sum of $3,600,000.00 (the "Loan") payable on the dates and in the manner set forth below.

         1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be payable in full on or before September 1, 2001 (the "Initial Maturity Date"), subject to the conversion of this Note into certain shares of the Borrower's capital stock, as described in Sections 4 and 5 below; provided, however, that the Lender shall have the right to extend the Maturity Date, from time to time, for a period of up to two (2) years beyond the Initial Maturity Date (the "Extended Maturity Date", and the Initial Maturity Date and the Extended Maturity Date are referred to hereinafter collectively as the "Maturity Date"), upon written notice to the Borrower given at least ninety (90) days prior to the Maturity Date, as extended.

         2. INTEREST RATE. The Borrower further promises to pay interest on the sum of the unpaid principal balance of the Loan outstanding on each day, from the date of this Note until all of the principal shall have been repaid in full or, at the option of the Lender, converted into capital stock of the Borrower. Interest shall be payable at the rate of ten percent (10%) per annum. Interest shall be payable annually and shall be calculated on the basis of a 365-day year for the actual number of days elapsed. At the option of either the Borrower or the Lender, all or any part of the interest due and payable under this Note may be paid in shares of the common stock of the Borrower (the "Common Stock"), which shall be valued, for that purpose, at the lesser of current market value or $0.75 per share. For purposes of the foregoing, the current market value of a share of the Company's common stock shall be the price paid for one share in the last open-market trade of the day either on a national securities exchange or as listed on the OTC Bulletin Board on the last trading day before the day the interest payment is made.

         3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable to the Lender in the manner specified by the Lender to the Borrower in writing. In the event that payment is to be made by wire transfer, such payment shall be made on a day that banks are open for business in New York, New York (each, a "Business Day"). If any payment becomes due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day, and such extension shall be included in computing interest in connection with such payment.

         4. PREPAYMENT. The Loan may be prepaid by the Borrower, in whole or in part, at any time, without premium or penalty, upon at least ten (10) days prior written notice to the Lender; provided, however, that in the event of prepayment, the Borrower shall issue to the Lender a Warrant, pursuant to the Warrant Agreement attached hereto as Exhibit "A" (the "Warrant"), which shall be exercisable at any time on or before the Maturity Date, to purchase shares of the Common Stock at a price of $0.75 per share for each dollar of prepayment.

         5. SECURITY. This Note shall be secured by a first priority security interest in all of the Borrower's assets (including all securities owned by the Borrower), pursuant to a Security Agreement (the "Security Agreement") and Stock Pledge Agreement (the "Stock Pledge Agreement"), dated of even date herewith, between the Borrower and the Lender.

         6. APPLICATION OF PAYMENTS. All payments received by the Lender shall be applied as follows: (First) to the payment of accrued and unpaid interest, and (Second) to the payment of principal.

         7. CONVERSION RIGHTS. The Lender shall have the right to convert all or any part of the outstanding principal balance and accrued but unpaid interest under this Note into shares the Common Stock ("Shares"), at any time and from time to time prior to the Maturity Date (the "Conversion Period"), at the rate of $.75 per share, subject to adjustment in the case of stock splits, reverse stock splits, recapitalizations and other similar events and to the same anti-dilution rights, in each case as provided and set forth in the Warrant, which are hereby incorporated herein by reference. In the event the Lender elects to exercise its rights under this Section 5, the Lender shall deliver to the Borrower written notice of its decision and the Borrower shall promptly deliver to the Lender the certificate(s) representing the shares of Common Stock to the address specified by the Lender to the Borrower in writing. The Lender shall have registration rights with respect to the Shares as set forth in Exhibit "B" attached hereto.

         8. MECHANICS OF CONVERSION. Upon conversion of the entire principal balance of and all accrued but unpaid interest under this Note, this Note shall become fully paid and satisfied, and the Lender shall surrender this Note, duly endorsed, to the Borrower's office or such other address which the Borrower shall designate against delivery of the certificates representing the capital stock of the Borrower.

         9. ISSUE TAXES. The Borrower shall pay any and all issue and other taxes that may be payable with respect to any issue or delivery of shares of capital stock on conversion of this Note pursuant hereto; provided, however, that the Borrower shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

         10. FRACTIONAL SHARES. No fractional shares shall be issued upon the conversion of this Note. All shares of capital stock (including fractions thereof) issuable upon conversion of this Note, along with any other Notes held by the Lender shall be aggregated for purposes of determining the number of whole shares issuable upon conversion. In lieu of issuing any fractional shares, the Borrower shall pay to the Lender in cash any remainder resulting after the number of whole shares is determined as a result of the conversion.

         11. DEFAULT. It shall be an event of default hereunder (an "Event of Default") if:

                  (a) The Borrower shall fail to make any payment due under this Note, promptly when due; or

                  (b) The Borrower shall commit, or suffer, any default under the Security Agreement, the Stock Pledge Agreement or any other agreement between the Borrower and the Lender and, in the case of a curable non-monetary default only, the Borrower shall fail to cure such default within 15 days following the Borrower's receipt of written notice from the Lender; or

                  (c) The Borrower shall commit, or suffer, any default under obligation of the Borrower to any third party in an amount in excess of the aggregate amount of $50,000.00.

                  If an Event of Default should occur, the Lender may, at its option, without demand upon or notice to the Borrower, declare the full amount of the principal sum remaining unpaid to be due and payable immediately, anything to the contrary herein notwithstanding; and payment of the same may be enforced and recovered in whole or in part at any time, at the option of the Lender, by the entry of judgment on this Note and/or the issuance of execution thereon upon any real or personal property of the Borrower and/or by exercising any other rights or remedies available to the Lender by law or under the Security Agreement or Stock Pledge Agreement.

         12. WAIVER. The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorney's fees, costs and other expenses.

         13. ATTORNEY'S FEES. In the event of default by the Borrower (or its assignee) in the payment of principal due on this Note, the Lender shall be entitled to receive and the Borrower (or its assignee) agrees to pay all reasonable costs of collection incurred by the Lender, including, without limitation, reasonable attorney's fees for consultation and suit.

         14. GOVERNING LAW. This Note shall be governed by, and construed enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

         15. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to the Borrower and shall extend to any permitted holder hereof. This Note may not be assigned, transferred or conveyed by the Lender without the prior written consent of the Borrower.

         16. NOTICES. Any notices required to be delivered under this Note shall be in writing and either shall be delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback addressed as follows:

                  (a)      If to Lender, at:

                           Blair Ventures-Fund I, Inc.
                           44 Wall Street
                           New York, NY 10005
                           Attention:  President
                           Telecopy Number:  212-269-1438

                  (b)      If to Pledgor, at:

                           WorldWide Web NetworX Corporation
                           521 Fellowship Road - Suite 130
                           Mt. Laurel, NJ  08054
                           Attention:  President
                           Telecopy Number:  856-914-0842

         17. OFFSET OR DISPUTE. In any action to enforce this obligation, the amount of the indebtedness shall not be subject to offset or dispute.

         18. WAIVERS BY THE BORROWER. The Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by the Lender under the terms of this Note, as well as all benefits that might accrue to the Borrower by virtue of any present or future laws, exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time for payment; and the Borrower agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by the Lender. Further, the Borrower waives presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notices of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Lender or the holder hereof. The Borrower consents to any and all extensions to time, renewals, waivers, or modification that may be granted by the Lender with respect to the payment of this Note, and to the release of the collateral or any part thereof, with or without substitution.

         19. PAST DEFAULTS. Failure on the part of the Lender to exercise any right or remedy hereunder, whether before or after the happening of default, shall not constitute a waiver thereof and no waiver of any past default shall constitute a waiver in a future default, or of any other default. No failure to accelerate the debt evidenced hereby by reason of default hereunder, or acceptance of a past due installment or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter or to impose late charges retroactively or prospectively or shall be deemed a novation of this Note or as a reinstatement of the debt evidenced hereby or the waiver of such right of acceleration or any other right; and the Borrower hereby expressly waives the benefit of any statute or rule or law or equity which would produce a result contrary or in conflict with the foregoing.

         20. MODIFICATION. This Note may not be changed orally, but only by an agreement in writing signed by the party or parties against whom the Agreement is sought to be enforced.

         21. SEVERABILITY OF PROVISIONS. If any clause or provision of this Note is or becomes un-constitutional, illegal, invalid, or unenforceable because of present or future laws, the remaining clauses and provision of this Note shall not be affected thereby and shall remain fully enforceable.

         22. CURRENCY. All amounts payable under this Note are payable in lawful money of the United States. Checks will constitute payment only when collected.

         23. REPRESENTATION BY COUNSEL. THE BORROWER ACKNOWLEDGES THAT THE BORROWER HAS BEEN REPRESENTED BY COUNSEL OF ITS CHOICE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS NOTE; THAT THE BORROWER HAS CONSULTED WITH SUCH COUNSEL AS TO THE MEANING AND EFFECT OF THE TERMS OF THIS NOTE, AND THAT THE BORROWER UNDERSTANDS THE TERMS OF THIS NOTE.

         24. GOVERNING LAW. This Note shall be governed by, and construed enforced in accordance with, the laws of the State of New York, excluding conflict of law principles that would cause the application of laws of any other jurisdiction.

         IN WITNESS WHEREOF, the undersigned has executed this Note as of date first written above.


                                            WORLDWIDE WEB NETWORX CORPORATION


                                            By: /s/ Gerard T. Drumm
                                               ------------------------------
                                               Name:  Gerard T. Drumm
                                               Title: President

                                                                       EXHIBIT A

                                WARRANT AGREEMENT

         WARRANT AGREEMENT ("Agreement"), dated as of August ____, 2000, between WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation (the "Company"), and BLAIR VENTURES-FUND I, INC. ("Warrantholder").

     A. On the date hereof, the Company agrees to issue to Warrantholder certain warrants to purchase from the Company shares of its common stock, $0.001 par value ("Common Stock").

     B. The Company and the Warrantholder wish to set forth their respective rights and obligations hereunder.

     C. In consideration of the foregoing premises, the mutual covenants, agreements, representations and warranties hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     SECTION 1.1. DEFINITIONS. Unless otherwise defined herein, the following terms used in this Agreement shall have the meanings specified below.

     "COMMON STOCK" means the Company's Common Stock, $0.001 par value.

     "FULLY DILUTED BASIS" means at any time (i) as applied to any calculation of the number of securities of the Company after giving effect to (x) all shares of Common Stock of the Company outstanding at the time of determination, (y) all shares of the Company Common Stock issuable upon the exercise of any option, warrant (including the Warrant) or similar right outstanding at the time of determination and (z) all shares of Common Stock of the Company issuable upon the exercise of any conversion or exchange right contained in any security (other than Common Stock) convertible into or exchangeable for shares of Common Stock of the Company and (ii) as applied to any calculation of value, after giving effect to the foregoing securities and the payment of any consideration payable upon the exercise of any option, warrant or similar right referred to in clause (y) above if such option, warrant or similar right were exercisable at such time.

     "PERSON" means a corporation, an association, a partnership, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

     "PUBLIC SALE" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

     "SECURITIES ACT" means the Securities Act of 1933 or any similar Federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

     "WARRANT" means the Warrant issued pursuant to this Agreement.

     "WARRANT SHARES" means (i) any shares of the Common Stock or other securities issued or issuable upon the exercise of any Warrant and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; PROVIDED that any of such securities shall cease to be Warrant Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

                                   ARTICLE II
                      AUTHORIZATION AND ISSUANCE OF WARRANT

     SECTION 2.1. AUTHORIZATION OF WARRANT. The Company has authorized the issuance to Warrantholder of its Warrant, containing the terms and conditions and in the form attached hereto as EXHIBIT A (the "Warrant").

                                   ARTICLE III
                     TRANSFER OF WARRANT AND WARRANT SHARES

     SECTION 3.1. LEGEND ON CERTIFICATES. Unless otherwise expressly provided herein, the Warrant and each certificate for Warrant Shares and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with legends in substantially the following form:

                THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL (ACCEPTABLE TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.1 The Company represents and warrants to the Warrantholder as follows:

                  SECTION 4.1.1 DUE INCORPORATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

                  SECTION 4.1.2. AUTHORITY AND ENFORCEABILITY. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company and this Agreement constitutes a legal, valid and binding obligation of the Company enforceable in accordance with its terms except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting or relating to enforcement of creditors' rights generally.

     SECTION 4.2 The Warrantholder represents and warrants to the Company as follows:

                  SECTION 4.2.1. DUE INCORPORATION. The Warrantholder is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

                  SECTION 4.2.2. AUTHORITY AND ENFORCEABILITY. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Warrantholder and this Agreement constitutes a legal, valid and binding obligation of the Warrantholder enforceable in accordance with its terms except that such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting or relating to enforcement of creditors' rights generally.

                  SECTION 4.2.3. INVESTMENT REPRESENTATIONS. The Warrantholder represents, warrants and covenants that: (a) it (i) is an "Accredited Investor" within the meaning of Rule 501(a) of the Securities Act, (ii) has such knowledge and experience in financial and business matters that it is fully capable of evaluating the merits and risks of an investment in the Warrant and Warrant Shares, and (iii) can bear the economic risk of its investment in the Warrant and Warrant Shares; (b) it is familiar with the business of and prospects for the Company; (c) the Warrant is issued by the Company in a transaction not involving any public offering within the meaning of Section 4(2) of the Securities Act; (d) it is purchasing and acquiring the Warrant and Warrant Shares issuable upon exercise of the Warrants for investment for its own account, not for the account of any other person, and not with a view to the resale or distribution thereof, in whole or in part, in violation of the Securities Act or applicable state securities law; and (f) the representations, warranties and covenants contained in this Section 4.2.3 shall survive the execution and delivery of this Agreement and the acquisition of the Warrant and Warrant Shares.

                                    ARTICLE V
                                  MISCELLANEOUS

     SECTION 5.1. NOTICES. Notices and other communications provided for herein shall be in writing and may be given by registered mail, return receipt requested, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four (4) business days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of any Warrantholder, such notices and communications shall be addressed to its address as shown on the books maintained by the Company, unless it shall notify the Company that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) so specified.

     SECTION 5.2. BINDING NATURE OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

     SECTION 5.3. DESCRIPTIVE HEADINGS. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 5.4. SPECIFIC PERFORMANCE. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the failure of any party to perform its obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure. If a Person who has become obligated to sell Warrant Shares hereunder shall fail to deliver such Warrant Shares in accordance with this Agreement, the Company may, in addition to all other remedies it may have, send to that Person by registered mail, return receipt requested, the purchase price for such Warrant Shares provided for hereunder. Thereupon, the Company, upon written notice to that Person, shall cancel on its books the certificate(s) representing the Warrant Shares to be sold, and all of that Person's rights in and to such Warrant Shares shall terminate. The effecting of such sale in such manner shall not relieve that Person of any of its obligations hereunder, including any obligation to execute and deliver any documents which the Company would otherwise have been entitled to receive.

     SECTION 5.5. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

     SECTION 5.6. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 5.7. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     SECTION 5.8. ENTIRE AGREEMENT. This Agreement, together with the Exhibits attached hereto, is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

     SECTION 5.9. AMENDMENT AND WAIVER. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Company and Persons owning, or having warrants exercisable for, at least a majority of shares of the same class as the Warrant Shares either then outstanding or issuable upon the exercise of all outstanding warrants. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

     SECTION 5.10.NO THIRD PARTY BENEFICIARIES. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.


                            [SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant Agreement as of the day and year first above written.

                                    WORLDWIDE WEB NETWORX CORPORATION


                                    By: ________________________________________
                                        Name:
                                        Title:


                                    BLAIR VENTURES-FUND I, INC.


                                    By: ________________________________________
                                        Name:
                                        Title:

EXHIBIT A


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAWS. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT AND LAWS HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY) TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                                     WARRANT

                  TO PURCHASE __________ SHARES OF COMMON STOCK
                               AS PROVIDED HEREIN


                        WORLDWIDE WEB NETWORX CORPORATION

                                  DATED: _____

                                 EXPIRING: _____


                                                           WARRANT NO. _________

     THIS IS TO CERTIFY THAT, for value received, upon meeting certain conditions set forth below, BLAIR VENTURES-FUND I, INC., a Delaware corporation (the "Holder"), is entitled to purchase from WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation (the "Company"), at any time or from time to time after the date hereof, ___________ shares of the Common Stock at a price per share equal to $.75 (the "Exercise Price"), all subject to adjustment and upon the terms and conditions hereinafter provided.

Certain terms used in this Warrant are defined in Article VI.

                                    ARTICLE I
                               EXERCISE OF WARRANT

     1.1. VESTING OF WARRANT SHARES. The Warrant Shares shall vest immediately upon execution of this Warrant.

     1.2. METHOD OF EXERCISE. This Warrant may be exercised in whole or in part at any time on or prior to the third anniversary of the date of this Warrant (the "Warrant Exercise Period"). To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company at its principal offices: (a) this Warrant, (b) a written notice substantially in the form attached hereto as ANNEX A of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Warrant Shares to be purchased, the denominations of the share certificate or certificates desired and the name or names in which such certificates are to be registered. Payment of the aggregate Exercise Price may be made, at the option of the Holder, either by cash, check or wire transfer, PROVIDED that such aggregate Exercise Price may be paid by any combination of cash, check or wire transfer in immediately available funds to the Company in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased with the proceeds of such cash, check or wire transfer.

The Company shall, as promptly as practicable and in any event within five (5) Business Days after receipt of such notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of Warrant Shares specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, upon agreement between the parties, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and a new Warrant, except that, if share certificates or a new Warrant shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

     1.3. SHARES TO BE FULLY PAID AND NONASSESSABLE. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

     1.4. NO FRACTIONAL SHARES REQUIRED TO BE ISSUED. The Company shall not be required to issue fractions of Warrant Shares upon exercise of this Warrant.

     1.5. RESERVATION. The Company has duly reserved and will keep available for issuance upon exercise of this Warrant the total number of Warrant Shares deliverable from time to time upon exercise of this Warrant.

                                   ARTICLE II
                  TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANT

     2.1. OWNERSHIP OF WARRANT. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article II.

     2.2. TRANSFER OF WARRANT. The transfer of this Warrant is restricted by the terms of the Warrant Agreement. The Company agrees to maintain at its principal offices books for the registration of transfers of this Warrant, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant to the Company, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the National Association of Securities Dealers, Inc., and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender and, if required, such payment, the Company shall execute and deliver a new Warrant in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled.

     2.3. DIVISION OR COMBINATION OF WARRANT. This Warrant may be divided or combined with other similar warrants upon presentment hereof and of any Warrant or warrants with which this Warrant is to be combined, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.2 as to any transfer or assignment which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or warrants in exchange for the Warrant or warrants to be divided or combined in accordance with such notice.

     2.4. LOSS, THEFT, DESTRUCTION OF WARRANT CERTIFICATES. Upon receipt of evidence satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver to the Holder, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Warrant Shares.

                                   ARTICLE III
                         CERTAIN RIGHTS AND OBLIGATIONS

     3.1. RIGHTS AND OBLIGATIONS UNDER THE WARRANT AGREEMENT. This Warrant is entitled to the benefits and subject to the terms of that certain Warrant Agreement dated as of the date hereof between the Company and the initial holder of this Warrant (as amended from time to time, the "Warrant Agreement"). The Company shall keep or cause to be kept a copy of the Warrant Agreement, and any amendments thereto, at its principal offices and shall furnish, without charge, copies thereof to the Holder upon request.

                                   ARTICLE IV
                               REGISTRATION RIGHTS

     4.1. CERTAIN DEFINITIONS.

       As used in this Warrant, the following terms shall have the following respective meanings (and other capitalized terms shall have the meanings ascribed to such terms elsewhere in this Warrant):

       (a) "COMMISSION" means the Securities and Exchange Commission.

       (b) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

       (c) "HOLDERS" means the Holder referred to in the first paragraph of this Warrant and any other person holding Registrable Securities to whom these registration rights have been assigned..

       (d) "REGISTRABLE SECURITIES" means (i) the Common Stock held by any Holder issued or issuable pursuant to the exercise of this Warrant; (ii) any Common Stock or other securities issued or issuable pursuant to the exercise of, or with respect to, this Warrant held by any Holder upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above.

       (e) "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, reasonable fees and disbursements of one counsel for all of the Holders acceptable to the Company in its reasonable discretion, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; PROVIDED, HOWEVER, that Registration Expenses shall not include underwriting discounts and commissions.

       (f) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

       4.2. REGISTRATION.

       (a) REQUESTED REGISTRATION. At any time on or after September 1, 2001, if the Registrable Securities have not already been registered under the Securities Act, upon written request by the Holders of at least 51% of the Registrable Securities outstanding at the time of the request to the Company, that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a "Requested Registration"), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Holders within ninety (90) days after receipt of such request; PROVIDED, HOWEVER, that the Company shall not be required to effect the registration of less than 25% of the Warrant Shares. the Company shall not be obligated to effect more than two Requested Registrations hereunder, the first at the expense of the Company and the second at the expense of the Holders. The Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person, if and to the extent that the managing underwriter determines that the inclusion of such additional shares will not interfere with the orderly sale of the underwritten securities at a price range acceptable to the requesting Holders. Upon receipt of a written request pursuant to this subdivision (a) the Company shall promptly give written notice of such request to all Holders, and all Holders shall be afforded the opportunity to participate in such request.

       The Company will be obligated to include in the Requested Registration such number of Registrable Securities of any Holder joining in such request as are specified in a written request by the Holder received by the Company within twenty (20) days after receipt of such written notice from the Company. Notwithstanding the foregoing, the Company shall have no obligation to file a Requested Registration if at such time the Holders are eligible to sell the Registrable Securities pursuant to Rule 144 under the Securities Act without volume limitation. If the Company receives a written request by the Holders of at least 51% of the Registrable Securities outstanding at the time of the request prior to the expiration of the Warrant Exercise Period but does not effect the registration of the Registrable Securities which the Company has been requested to register prior to the expiration of the Warrant Exercise Period, the Warrant Exercise Period shall be automatically extended, for a period not to exceed a total of one hundred twenty (120) days, until such registration has been effected.

       (b) INCIDENTAL REGISTRATION. If the Company for itself or any of its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than: (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan; or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within ten (10) days after the receipt of such notice, the Company will use its commercially reasonable efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "Incidental Registration").

       (c) REGISTRATION STATEMENT FORM. The Company shall, if permitted by law, effect any registration requested under Section 4.2 by the filing of a registration statement on Commission Form S-3 and shall use its commercially reasonable efforts to become eligible for, and thereafter to maintain its eligibility to utilize, Commission Form S-3 to permit resales as requested by the Holders with respect to Transactions Involving Secondary Offerings as described in General Instruction I.B.3 of Commission Form S-3.

       (d) EXPENSES. Except as otherwise provided herein, the Company shall pay all Registration Expenses incurred in connection with any Incidental Registration and any Requested Registrations.

       (e) EFFECTIVE REGISTRATION STATEMENT. A Requested Registration or an Incidental Registration requested pursuant to Section 4.2(a) or Section 4.2(b), respectively, shall not be deemed to have been effected unless it has become effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if: (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder; or (ii) the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied in any material respect, other than solely by reason of some act or omission by any Holder.

       (f) PRIORITY IN INCIDENTAL REGISTRATION. If an Incidental Registration is an underwritten registration initiated by the Company, and the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "Underwriter's Maximum Number") could successfully be included in such Incidental Registration, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriter's Maximum Number; and (ii) the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which shall have been requested by the Holders PRO RATA with any other holder requesting to include securities in such Incidental Registration.

       If less than all of the Registrable Securities requested to be included in any such registration by the Holders can be so included due to these priority requirements, then each requesting Holder's request shall be granted on a pro rata basis with the other requesting Holders. Any over-allotment shall come from the Holders prior to the Company.

       (g) Notwithstanding anything in paragraphs (a) and (b) of this Section 4.2, the Company shall have the right to delay any registration of Registrable Securities requested pursuant to paragraph (a) or (b) of this Section 4.2 for up to ninety (90) days if such registration would, in the judgment of the Company's Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request from the Holders.

       4.3. REGISTRATION PROCEDURES.

       (a) If and whenever the Company is required to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in

Section 4.2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 4.2, will:

                (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its commercially reasonable efforts to cause such registration to become and remain effective;

                (ii) permit any Holder which, in the reasonable judgment of the Holder, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material relating to such Holder, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective;

                (iv) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request;

                (v) use its commercially reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under registration statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to
(a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision
(v) be obligated to be so qualified, or (b) subject itself to taxation in any such jurisdiction.

                (vi) use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the intended disposition of such Registrable Securities;

                (vii) in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

                (viii) use it commercially reasonable efforts to furnish to the Holders of Registrable Securities to be sold under such registration statement
(1) an opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders making such request, in such form as may be reasonably satisfactory to the Holders and their counsel; and (2) a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act. Such opinion of counsel shall cover such legal matters with respect to the registration in respect of which such opinion is being given as the Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters with respect to the registration in respect of which such letter is being given as the Holders may reasonably request.

                (ix) promptly notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                (x) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to the Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least two business days prior to the filing thereof;

                (xi) provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                (xii) use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed; and

                (xiii) use its commercially reasonable efforts to keep the registration of the Registrable Securities effective under the Securities Act as provided in Section 4.2 and the states until the Registrable Shares can be sold under Rule 144 without volume limitations.

       (b) The Company may require each Holder of Registrable Securities to be sold under such registration statement, at the Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

       (c) Each Holder, by execution of this Agreement, agrees (A) that upon receipt of any notice of the Company of the happening of any event of the kind described in subdivision (a)(ix) of this Section 4.3, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 4.3 and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and (B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this
Section 4.3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this Section 4.3 to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 4.3.

       4.4. UNDERWRITTEN OFFERINGS.

       (a) UNDERWRITTEN OFFERING. In connection with any underwritten offering pursuant to a registration requested under Section 4.2(a), the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Holders owning at least 51% of the Registrable Securities to be registered pursuant to such registration and such Holders' underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in Section 4.6. Each such Holder shall be a party to such underwriting agreement and may, at its or their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each such Holder. No Holder requesting such registration shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its indemnification obligations with respect to such registration, its intended method of distribution and any other representation required by law.

       (b) SELECTION OF UNDERWRITERS. If a Requested Registration pursuant to
Section 4.2(a) involves an underwritten offering, then the Holders of a majority of the Registrable Securities to be included in such registration shall select the underwriter subject to the approval of the Company (which approval shall not be withheld or delayed unreasonably).

       (c) HOLDBACK AGREEMENTS. Each Holder agrees not to effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven (7) days prior to and the one hundred eighty (180) day period after any firm commitment underwritten registration has become effective (except as part of such underwritten registration) or, if the managing underwriter advises the Company that, in its opinion, no such public sale or distribution should be effected for a period of not more than one hundred eighty (180) days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such effect to such Holders of such advice, each Holder shall not effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act during such period after such underwritten registration, except as part of such underwritten registration, whether or not such Holder participates in such registration.

       4.5. PREPARATION, REASONABLE INVESTIGATION.

       In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, drafts and final copies of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, at least five (5) business days prior to the filing thereof with the Commission, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

       4.6. INDEMNIFICATION AND CONTRIBUTION.

       (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration under the Securities Act pursuant to Section 4.2 of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, each such Holder's legal counsel, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Holder Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which the Holders or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Holder Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to any Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder Indemnified Party.

       (b) INDEMNIFICATION BY THE HOLDERS. The Company may require, as a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Section 4.2, that the Company shall have received an undertaking reasonably satisfactory to it from such person or entity to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 4.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act (the "Company Indemnified Parties"), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

       (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (collectively, the "Indemnified Parties") of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 4.6, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action, PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 4.6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

       (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 4.6 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

       (e) INDEMNIFICATION PAYMENT. The indemnification required by this Section
4.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

       (f) SURVIVAL OF OBLIGATIONS. The obligations of the Company and of the Holders under this Section 4.6 shall survive the completion of any offering of Registrable Securities under this Agreement.

       (g) CONTRIBUTION. If the indemnification provided for in this Section 4.6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 4.6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the

Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 4.6(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 4.6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       4.7. COVENANTS RELATING TO RULE 144.

       With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees:

                (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                (b) to use its commercially reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and

                (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

       4.8. OTHER REGISTRATION RIGHTS.

           Except for stock currently being registered pursuant to a Form S-1, the Company represents and warrants that it has not granted any registration rights to any Person which are more favorable than or inconsistent with any of those contained herein. The Company shall not grant to any Person any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.

                                    ARTICLE V
                            ANTI-DILUTION PROVISIONS

         5.1 ANTI-DILUTION PROVISIONS. The Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

           (a) In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

           (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price (as defined hereafter) or less than the Exercise Price on such record date, the Exercise Price shall be adjusted so that the same shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock (as defined hereafter), and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible) or (ii) in the event the Subscription Price is equal to or higher than the current market price but is less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

           (c) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (a) above) or subscription rights or warrants (excluding those referred to in Subsection (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined hereafter) , less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

           (d) In case the Company shall hereafter issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in Subsection (a) above, (ii) upon exercise of options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection (d), (but only to the extent that the aggregate number of shares excluded hereby and issued after the date hereof, shall not exceed 10% of the Company's Common Stock outstanding at the time of any issuance), (iii) upon exercise of options, warrants, convertible securities and convertible debentures outstanding as of the final closing of the exercise of the Warrants, (iv) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (v) issued in a private placement, or upon exercise or conversion of any securities issued in or in connection with such a private placement (including agent, consulting or advisory), where the Offering Price (as defined below) is at least 90% of the current market price, (vi) issued in a bona fide public offering pursuant to a firm commitment underwriting, but only if no adjustment is required pursuant to any other specific subsection of this Section 5.1 (without regard to Subsection
(i) below) with respect to the transaction giving rise to such rights) for a consideration per share (the "Offering Price") less than the current market price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection (i) below) for the issuance of such additional shares would purchase at such current market price per share of Common Stock (as defined in subsection (h) below), and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares or (ii) in the event the Offering Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection (g) below) for the issuance of such additional shares would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

           (e) In case the Company shall hereafter issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (b) and (c) above for a consideration per share of Common Stock (the "Exchange Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection (g) below) less than the current market price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the lower of (i) the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate, or (ii) in the event the Conversion Price is equal to or higher than the current market price per share but less than the Exercise Price, the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received (determined as provided in subsection (g) below) for such securities would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. (Such adjustment shall be made successively whenever such an issuance is made.

           (f) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (a), (b), (c), (d) and (e) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

           (g) For purposes of any computation respecting consideration received pursuant to Subsections (d) and (e) above, the following shall apply:

                  (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                  (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

                  (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (g)).

           (h) For the purpose of any computation under Subsections (b), (c),
(d) and (e) above and (j) below, the current market price per share of Common Stock at any date shall be determined in the manner set forth in Section 5.2 hereof except that the current market price per share shall be deemed to be the higher of (i) the average of the prices for 30 consecutive business days before such date or (ii) the price on the business day immediately preceding such date.

           (i) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 5.1 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section
5.1 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 5.1, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

           (j) Notwithstanding the provisions of this Section 5.1, in the event that the Company shall at any time issue securities that would result in an adjustment under Subsections (b), (d) or (e) having an Offering Price, Subscription Price or Conversion Price less than the Exercise Price (whether initially or due to provisions in such securities requiring price reductions as a result of anti-dilution adjustments, the passage of time, "discount to market" or similar provisions), then the Exercise Price shall be immediately reset to equal such lower Offering Price, Subscription Price or Conversion Price, as applicable, and the number of shares issuable upon exercise of this Warrant shall be adjusted accordingly.

           (k) No adjustment under Subsections (b), (c), (d) and (e) shall be required for issuances below the current market price if (A) the current market price is at least 300% of the Exercise Price then in effect and (B) a registration statement covering the Warrant Shares is in effect and remains in effect for the 90 days after such issuance or Rule 144(k) under the Securities Act of 1933, as amended (the "Act") is available for resale of all of the Warrant Shares.

           (l) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly, but in no event later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Warrant Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to the Warrant Agent and its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 5.1, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

           (m) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (l), inclusive above.

           (n) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

      5.2 CURRENT MARKET PRICE.

For purposes of Section 5.1, the current market value of a share of Common Stock shall be determined as follows:

If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market System ("NMS"), the current market value shall be the average of the last reported sale prices of the Common Stock on such exchange for the 10 trading days prior to the date of exercise of this Warrant; provided that if no such sale is made on a day within such period or no closing sale price is quoted, that day's market value shall be the average of the closing bid and asked prices for such day on such exchange or system; or

If the Common Stock is listed in the over-the-counter market (other than on NMS) or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. for the 10 trading days prior to the date of the exercise of this Warrant; or

If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount determined in a reasonable manner by the Board of Directors of the Company.

                                   ARTICLE VI
                                   DEFINITIONS

The following terms, as used in this Warrant, have the following meanings:

     "BUSINESS DAY" means any day excluding Saturday, Sunday and any day on which banking institutions located in New York are authorized by law or other governmental action to be closed, unless there shall have been an offering of Common Stock registered under the Securities Act, in which case "Business Day" means (a) if Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

     "COMMON STOCK" means the Company's Common Stock, $0.001 par value per share.

     "COMPANY" has the meaning set forth in the first paragraph of this Warrant.

     "EXERCISE PRICE" means the applicable exercise price set forth in the first paragraph of this Warrant.

     "FULLY DILUTED BASIS" means at any time: (i) as applied to any calculation of the number of securities of the Company after giving effect to (x) all shares of Company Common Stock outstanding at the time of determination, whether or not vested, (y) all shares of the Company Common Stock issuable upon the exercise of any option, warrant (including the Warrant) or similar right outstanding at the time of determination, whether or not vested, and (z) all shares of Common Stock of the Company issuable upon the exercise of any conversion or exchange right contained in any security (other than Common Stock) convertible into or exchangeable for shares of Common Stock of the Company and (ii) as applied to any calculation of value, after giving effect to the foregoing securities and the payment of any consideration payable upon the exercise of any option, warrant or similar right referred to in clause (y) above if such option, warrant or similar right were exercisable at such time.

     "PERSON" means any natural person, corporation, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

     "WARRANT AGREEMENT" has the meaning set forth in Section 3.1.

     "WARRANT" means this Warrant.

     "WARRANTHOLDER" means a holder of a Warrant.

     "WARRANT SHARES" means the shares of Common Stock issuable upon the exercise of the Warrant.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.1. NOTICES. Notices and other communications provided for herein shall be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Company unless the Holder shall notify the Company that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

     7.2. WAIVERS; AMENDMENTS. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the holder of this Warrant. The provisions of the Warrant Agreement may be amended, modified or waived only in accordance with the respective provisions thereof. Any such amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section or the applicable provisions of the Warrant Agreement shall be binding upon the holders of the Warrant and Warrant Shares, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all holders of the Warrant and Warrant Shares and, if appropriate, notation thereof shall be made on the Warrant thereafter surrendered for registration of transfer or exchange.

     7.3. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

     7.4. COVENANTS TO BIND SUCCESSOR AND ASSIGNS. The provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its permitted successors and assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not.

           IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized as of the day and year first above written.

                                       WORLDWIDE WEB NETWORX CORPORATION


                                       By: _____________________________________
                                           Name:
                                           Title:

                                                                         ANNEX A


                           FORM OF NOTICE OF EXERCISE


To:      WorldWide Web NetworX Corporation

Date:

Reference is made to the Warrant to Purchase Shares of Common Stock of WorldWide Web NetworX Corporation (Warrant No.[ ]), dated August __, 2000, registered in the name of the undersigned (the "Warrant"). Terms defined therein are used herein as therein defined.

The undersigned, pursuant to the provisions set forth in the Warrant, hereby represents that he, she or it is the registered Holder of the Warrant, and hereby irrevocably elects and agrees to purchase ________ shares of Common Stock and herewith makes payment in full for such shares at the Exercise Price of $__________ per share in the form set forth below. The undersigned requests that a certificate for such shares be registered in the name of the undersigned or his, her or its nominee set forth below, and further that such certificate be delivered to the undersigned at the address set forth below or to such other person as is set forth below.

If said number of shares is less than all of the shares purchasable hereunder, the undersigned hereby requests that a new Warrant certificate representing the remaining balance of the shares be registered in the name of the undersigned or his, her or its nominee set forth below, and further that such certificate be delivered to the address set forth below.

The undersigned represents and warrants that the undersigned is acquiring the shares of Common Stock by such exercise for investment only and not with any intent to sell, distribute or dispose of the same and the undersigned agrees not to sell, distribute, encumber or dispose of the Common Stock, except (i) pursuant to a registration statement filed and rendered effective with respect to the Common Stock or (ii) pursuant to an opinion of counsel acceptable to the Company or other evidence satisfactory to the Company that such action may be taken without compliance with federal or state registration requirements, which opinion or other evidence shall be obtained at the cost of the Holder.

                                    Certificate for shares of Common Stock TO BE
                                    REGISTERED AND DELIVERED AS FOLLOWS:

                                    Name: _________________________________
                                    Address: ______________________________
                                             ______________________________
                                    Social Security or Tax I.D. No. _______

                                             ___________________________________
                                             Signature
                                             Name:______________________________
                                                  PRINT OR TYPE

                                    EXHIBIT B

This is Exhibit B to that certain Convertible Note, dated August ___, 2000, executed and delivered by WorldWide Web NetworX Corporation, as the Borrower, to D.H. Blair Investment Banking Corp, as the lender (the "Note")

                               REGISTRATION RIGHTS

     1. CERTAIN DEFINITIONS.

       As used herein, the following terms shall have the following respective meanings (and other capitalized terms shall have the meanings ascribed to such terms elsewhere in this Exhibit B or in the Note):

       (a) "COMMISSION" means the Securities and Exchange Commission.

       (b) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

       (c) "HOLDER" means the Lender and any other person holding Registrable Securities to whom these registration rights have been assigned.

       (d) "REGISTRABLE SECURITIES" means (i) the Common Stock held by any Holder issued or issuable pursuant to the exercise of the Lender's conversion rights under the Note; (ii) any Common Stock or other securities issued or issuable pursuant to the exercise of, or with respect to, the Lender's conversion rights under the Note held by any Holder upon any stock split, stock dividend, recapitalization, or similar event; and (iii) securities issued in replacement or exchange of any of the securities issued in clauses (i) or (ii) above.

       (e) "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with its registration obligations under this Agreement, including, without limitation, all registration, filing, listing and National Association of Securities Dealers, Inc. ("NASD") fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, all messenger and delivery expenses, any transfer taxes, the fees and expenses of the Company's legal counsel and independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, reasonable fees and disbursements of one counsel for all of the Holders acceptable to the Company in its reasonable discretion, and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities; PROVIDED, HOWEVER, that Registration Expenses shall not include underwriting discounts and commissions.

       (f) "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

       2. REGISTRATION.

       (a) REQUESTED REGISTRATION. At any time on or after September 1, 2001, if the Registrable Securities have not already been registered under the Securities Act, upon written request by the Holders of at least 51% of the Registrable Securities outstanding at the time of the request to the Company, that the Company effect the registration under the Securities Act of all or part of the Registrable Securities (a "Requested Registration"), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Holders within ninety (90) days after receipt of such request; PROVIDED, HOWEVER, that the Company shall not be required to effect the registration of less than 25% of the Shares. the Company shall not be obligated to effect more than two Requested Registrations hereunder, the first at the expense of the Company and the second at the expense of the Holders. The Company may include in such Requested Registration other securities of the Company for sale, for the Company's account or for the account of any other person, if and to the extent that the managing underwriter determines that the inclusion of such additional shares will not interfere with the orderly sale of the underwritten securities at a price range acceptable to the requesting Holders. Upon receipt of a written request pursuant to this subdivision (a) the Company shall promptly give written notice of such request to all Holders, and all Holders shall be afforded the opportunity to participate in such request.

       The Company will be obligated to include in the Requested Registration such number of Registrable Securities of any Holder joining in such request as are specified in a written request by the Holder received by the Company within twenty (20) days after receipt of such written notice from the Company. Notwithstanding the foregoing, the Company shall have no obligation to file a Requested Registration if at such time the Holders are eligible to sell the Registrable Securities pursuant to Rule 144 under the Securities Act without volume limitation. If the Company receives a written request by the Holders of at least 51% of the Registrable Securities outstanding at the time of the request prior to the expiration of the Conversion Period but does not effect the registration of the Registrable Securities which the Company has been requested to register prior to the expiration of the Conversion Period, the Conversion Period shall be automatically extended, for a period not to exceed a total of one hundred twenty (120) days, until such registration has been effected.

       (b) INCIDENTAL REGISTRATION. If the Company for itself or any of its security holders shall at any time or times after the date hereof determine to register under the Securities Act any shares of its capital stock or other securities (other than: (i) the registration of an offer, sale or other disposition of securities solely to employees of, or other persons providing services to, the Company, or any subsidiary pursuant to an employee or similar benefit plan; or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or a comparable or successor rule, registered on Form S-4 or similar or successor forms), on each such occasion the Company will notify each Holder of such determination at least thirty (30) days prior to the filing of such registration statement, and upon the request of any Holder given in writing within ten (10) days after the receipt of such notice, the Company will use its commercially reasonable efforts as soon as practicable thereafter to cause any of the Registrable Securities specified by any such Holder to be included in such registration statement to the extent such registration is permissible under the Securities Act and subject to the conditions of the Securities Act (an "Incidental Registration").

       (c) REGISTRATION STATEMENT FORM. The Company shall, if permitted by law, effect any registration requested under Section 2 by the filing of a registration statement on Commission Form S-3 and shall use its commercially reasonable efforts to become eligible for, and thereafter to maintain its eligibility to utilize, Commission Form S-3 to permit resales as requested by the Holders with respect to Transactions Involving Secondary Offerings as described in General Instruction I.B.3 of Commission Form S-3.

       (d) EXPENSES. Except as otherwise provided herein, the Company shall pay all Registration Expenses incurred in connection with any Incidental Registration and any Requested Registrations.

       (e) EFFECTIVE REGISTRATION STATEMENT. A Requested Registration or an Incidental Registration requested pursuant to Section 2(a) or Section 2(b), respectively, shall not be deemed to have been effected unless it has become effective with the Commission. Notwithstanding the foregoing, a registration statement will not be deemed to have been effected if: (i) after it has become effective with the Commission, such registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or any court proceeding for any reason other than a misrepresentation or omission by any Holder; or (ii) the conditions to closing specified in the underwriting agreement entered into in connection with such registration are not satisfied in any material respect, other than solely by reason of some act or omission by any Holder.

       (f) PRIORITY IN INCIDENTAL REGISTRATION. If an Incidental Registration is an underwritten registration initiated by the Company, and the managing underwriters shall give written advice to the Company that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "Underwriter's Maximum Number") could successfully be included in such Incidental Registration, then: (i) the Company shall be entitled to include in such registration that number of securities which the Company proposes to offer and sell for its own account in such registration and which does not exceed the Underwriter's Maximum Number; and (ii) the Company will be obligated and required to include in such registration that number of shares of Registrable Securities which shall have been requested by the Holders PRO RATA with any other holder requesting to include securities in such Incidental Registration. If less than all of the Registrable Securities requested to be included in any such registration by the Holders can be so included due to these priority requirements, then each requesting Holder's request shall be granted on a pro rata basis with the other requesting Holders. Any over-allotment shall come from the Holders prior to the Company.

       (g) Notwithstanding anything in paragraphs (a) and (b) of this Section 2, the Company shall have the right to delay any registration of Registrable Securities requested pursuant to paragraph (a) or (b) of this Section 2 for up to ninety (90) days if such registration would, in the judgment of the Company's Board of Directors, substantially interfere with any material transaction being considered at the time of receipt of the request from the Holders.

       3. REGISTRATION PROCEDURES.

       (a) If and whenever the Company is required to use its commercially reasonable efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2, the Company, as expeditiously as possible and subject to the terms and conditions of Section 2, will:

                (i) prepare and file with the Commission the requisite registration statement to effect such registration and use its commercially reasonable efforts to cause such registration to become and remain effective;

                (ii) permit any Holder which, in the reasonable judgment of the Holder, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material relating to such Holder, furnished to the Company in writing, which in the reasonable judgment of such Holder and its counsel should be included;

                (iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective;

                (iv) furnish to the Holders such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as the purchaser or any Holder of Registrable Securities to be sold under such registration statement may reasonably request;

                (v) use its commercially reasonable efforts to register or qualify all Registrable Securities covered by such registration statement under such other United States state securities or blue sky laws of such jurisdictions as any Holder of Registrable Securities to be sold under registration statement shall reasonably request, to keep such registration or qualification in effect for so long as such registration remains in effect, and take any other action which may be reasonably necessary or advisable to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (v) be obligated to be so qualified, or (b) subject itself to taxation in any such jurisdiction.

                (vi) use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other United States state governmental agencies or authorities as may be necessary to enable the Holder of Registrable Securities to be sold under such registration statement to consummate the intended disposition of such Registrable Securities;

                (vii) in the event of the issuance of any stop order suspending the effectiveness of the registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

                (viii) use it commercially reasonable efforts to furnish to the Holders of Registrable Securities to be sold under such registration statement
(1) an opinion, dated the effective date of the registration statement, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holders making such request, in such form as may be reasonably satisfactory to the Holders and their counsel; and (2) a letter, dated the effective date of the registration statement, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to form in all material respects with the applicable accounting requirements of the Securities Act.

                Such opinion of counsel shall cover such legal matters with respect to the registration in respect of which such opinion is being given as the Holders may reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters with respect to the registration in respect of which such letter is being given as the Holders may reasonably request.

                (ix) promptly notify the Holders of Registrable Securities included in such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of the Holders promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                (x) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to the Holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and not file any amendment or supplement to such registration statement or prospectus to which any Holder shall have reasonably objected in writing on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least two business days prior to the filing thereof;

                (xi) provide a transfer agent for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                (xii) use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Registrable Securities are then listed; and

                (xiii) use its commercially reasonable efforts to keep the registration of the Registrable Securities effective under the Securities Act as provided in Section 2 and the states until the Registrable Shares can be sold under Rule 144 without volume limitations.

       (b) The Company may require each Holder of Registrable Securities to be sold under such registration statement, at the Company's expense, to furnish the Company with such information and undertakings as it may reasonably request regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

       (c) Each Holder, by execution of this Agreement, agrees (A) that upon receipt of any notice of the Company of the happening of any event of the kind described in subdivision (a)(ix) of this Section 3, such Holder will forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until the receipt by such Holder of the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 3 and, if so directed by the Company, will deliver to the Company all copies other than permanent file copies, then in possession of the Holders of the prospectus relating to such Registrable Securities current at the time of receipt of such notice and
(B) that it will immediately notify the Company, at any time when a prospectus relating to the registration of such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which information previously furnished by such Holder to the Company for inclusion in such prospectus contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In the event the Company or any such Holder shall give any such notice, the period referred to in subdivision (a)(iii) of this
Section 3 shall be extended by a number of days equal to the number of days during the period from and including the giving of notice pursuant to subdivision (a)(ix) of this Section 3 to and including the date when such Holder shall have received the copies of the supplemented or amended prospectus contemplated by subdivision (a)(ix) of this Section 3.

       4. UNDERWRITTEN OFFERINGS.

       (a) UNDERWRITTEN OFFERING. In connection with any underwritten offering pursuant to a registration requested under Section 2(a), the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be in form and substance reasonably satisfactory to the Holders owning at least 51% of the Registrable Securities to be registered pursuant to such registration and such Holders' underwriters in their reasonable judgment and to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type, including, without limitation, indemnities to the effect and to the extent provided in
Section 6. Each such Holder shall be a party to such underwriting agreement and may, at its or their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of each such Holder. No Holder requesting such registration shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Holder, its indemnification obligations with respect to such registration, its intended method of distribution and any other representation required by law.

       (b) SELECTION OF UNDERWRITERS. If a Requested Registration pursuant to
Section 2(a) involves an underwritten offering, then the Holders of a majority of the Registrable Securities to be included in such registration shall select the underwriter subject to the approval of the Company (which approval shall not be withheld or delayed unreasonably).

       (c) HOLDBACK AGREEMENTS. Each Holder agrees not to effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, during the seven (7) days prior to and the one hundred eighty (180) day period after any firm commitment underwritten registration has become effective (except as part of such underwritten registration) or, if the managing underwriter advises the Company that, in its opinion, no such public sale or distribution should be effected for a period of not more than one hundred eighty (180) days after such underwritten registration in order to complete the sale and distribution of securities included in such registration and the Company gives notice to such effect to such Holders of such advice, each Holder shall not effect any public sale or distribution of Registrable Securities or sales of such Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act during such period after such underwritten registration, except as part of such underwritten registration, whether or not such Holder participates in such registration.

       5. PREPARATION, REASONABLE INVESTIGATION.

       In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the Holders of Registrable Securities to be sold under such registration statement, the underwriters, if any, and their respective counsel and accountants, drafts and final copies of such registration statement, each prospectus included therein or filed with the Commission and each amendment thereof or supplement thereto, at least five (5) business days prior to the filing thereof with the Commission, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

       6. INDEMNIFICATION AND CONTRIBUTION.

       (a) INDEMNIFICATION BY THE COMPANY. In the event of any registration under the Securities Act pursuant to Section 2 of any Registrable Securities covered by such registration, the Company will, and hereby does, indemnify and hold harmless each Holder of Registrable Securities to be sold under such registration statement, each such Holder's legal counsel, each other person who participates as an underwriter in the offering or sale of such securities (if so required by such underwriter as a condition to including the Registrable Securities of the Holders in such registration) and each other person, if any, who controls any such Holder or any such underwriter within the meaning of the Securities Act (collectively, the "Holder Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which the Holders or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or any document incorporated therein by reference, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act or state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will reimburse the Holder Indemnified Parties for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to any Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder Indemnified Party.

       (b) INDEMNIFICATION BY THE HOLDERS. The Company may require, as a condition to including any Registrable Securities of any person or entity in any registration statement filed pursuant to Section 2, that the Company shall have received an undertaking reasonably satisfactory to it from such person or entity to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act (the "Company Indemnified Parties"), with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only if, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company directly by such person or entity specifically for use therein; provided, however, that the obligation of any Holder hereunder shall be limited to an amount equal to the proceeds received by such Holder upon the sale of Registrable Securities sold in the offering covered by such registration.

       (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by a Holder Indemnified Party or a Company Indemnified Party (collectively, the "Indemnified Parties") of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 6, such Indemnified Party will, if a claim in respect thereof is to be made against a party required to provide indemnification (an "Indemnifying Party"), give written notice to the latter of the commencement of such action, PROVIDED, HOWEVER, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligation under the preceding subdivisions of this Section 6, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified

Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall consent to entry of any judgment or enter into any settlement without the consent of the Indemnified Party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

       (d) OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each Holder of Registrable Securities included in any registration statement with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

       (e) INDEMNIFICATION PAYMENT. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

       (f) SURVIVAL OF OBLIGATIONS. The obligations of the Company and of the Holders under this Section 6 shall survive the completion of any offering of Registrable Securities under this Agreement.

       (g) CONTRIBUTION. If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an Indemnified Party, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party as a result of the losses, claims, damages or liabilities referred to in this Section 6 an amount or additional amount, as the case may be, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or parties on the one hand and the Indemnified Party on the other in connection with the statements or omissions which resulted in such losses, claims, demands or liabilities as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or parties on the one hand or the Indemnified Party on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid to an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 6(g) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any action or claim which is the subject of this Section 6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       7. COVENANTS RELATING TO RULE 144.

       With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of securities of the Company to the public without registration after such time as a public market exists for the Common Stock of the Company, the Company agrees:

                (a) to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                (b) to use its commercially reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, as amended (at any time after it has become subject to such reporting requirements); and

                (c) so long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements) a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

       8. OTHER REGISTRATION RIGHTS.

           Except for stock currently being registered pursuant to a Form S-1, the Company represents and warrants that it has not granted any registration rights to any Person which are more favorable than or inconsistent with any of those contained herein. The Company shall not grant to any Person any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remain in effect.